                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

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Filed by a Party other than the Registrant [_]

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                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             Community Banks, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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

                             COMMUNITY BANKS, INC.

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          DATE:     May 7, 2002
                          TIME:     10:00 a.m.
                          PLACE:    Four Points Sheraton
                                    800 East Park Drive
                                    Harrisburg, Pennsylvania

MATTERS TO BE VOTED ON:

  1. Election of Directors. Election of three (3) Class C Directors to serve until the 2006 annual meeting.

   2. Other Business. Any other business properly brought before the shareholders at the meeting.

   You can vote your shares of common stock if our records show that you owned the shares at the close of business on February 28, 2002 (the "Record Date"). Your vote at the annual meeting is very important to us. Please vote your shares of common stock by completing the enclosed proxy card and returning it to us in the enclosed prepaid envelope. This proxy will not be used if you are present at the meeting and desire to vote in person.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ Patricia E. Hoch

                                       PATRICIA E. HOCH
                                       Secretary

Millersburg, Pennsylvania
March 28, 2002

                             COMMUNITY BANKS, INC.

                                PROXY STATEMENT
                                MARCH 28, 2002

                              GENERAL INFORMATION

   This proxy statement has information about the annual meeting of shareholders of Community Banks, Inc. ("CTY"). The respective management of CTY and Community Banks, CTY's bank subsidiary, prepared this proxy statement for the Board of Directors. We first mailed this proxy statement and the enclosed proxy card to shareholders on March 28, 2002.

   We will pay the costs of preparing, printing and mailing the proxy and all related materials. In addition to sending you these materials, some of our employees may contact you by telephone, by mail or in person.

   CTY's corporate offices are located at 150 Market Square, Millersburg, Pennsylvania, and our telephone number is (717) 692-4781. Our mailing address is P.O. Box 350, Millersburg, Pennsylvania 17061. Our executive offices are located at 750 E. Park Drive, Harrisburg, Pennsylvania, and the telephone number is (717) 920-1698.

SHAREHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING OF SHAREHOLDERS

   Under CTY's Bylaws, no shareholder proposals may be brought before an annual meeting of shareholders unless a proposal is specified in the notice of the meeting or is otherwise brought before the meeting by the Board of Directors or by a shareholder entitled to vote who has delivered notice to CTY (containing information specified in the Bylaws) not less than 120 days prior to the anniversary of the mailing of the previous year's proxy statement. These requirements are separate from and in addition to the SEC's requirements that a shareholder must meet in order to have a shareholder proposal included in CTY's proxy statement. A shareholder wishing to submit a proposal for consideration at the 2003 Annual Meeting of Shareholders, either under SEC Rule 14a-8, or otherwise, should do so no later than November 28, 2002.

   If the corporate secretary of CTY receives notice of a shareholder proposal that complies with the governing Bylaw provision on or prior to the required date and if such proposal is properly presented at the 2003 annual meeting of shareholders, the proxies appointed by CTY may exercise discretionary authority in voting on such proposal if, in CTY's proxy statement for such meeting, CTY advises shareholders of the nature of such proposal and how the proxies appointed by CTY intend to vote on such proposal, unless the shareholder submitting the proposal satisfies certain SEC requirements, including the mailing of a separate proxy statement to CTY's shareholders.

   The presiding officer of the meeting may refuse to permit any proposal to be made at an annual meeting by a shareholder who has not complied with all of the governing Bylaw procedures, including receipt of the required notice by the corporate secretary for CTY by the date specified. If a shareholder proposal is received by CTY after the required notice date but the presiding officer of the meeting nevertheless permits such proposal to be made at the 2003 annual meeting of shareholders, the proxies appointed by CTY may exercise discretionary authority when voting on such proposal.

   If the date of our next annual meeting is advanced or delayed by more than 30 days from May 7, 2003, we will promptly inform you of the change of the annual meeting and the date by which shareholder proposals must be received.

                                    VOTING

WHO CAN VOTE?

   You can vote your shares of common stock if our records show that you owned the shares at the close of business on February 28, 2002 (the "Record Date"). A total of 8,806,350 shares of common stock were outstanding on the Record Date and can vote at the annual meeting. You get one vote for each share of common stock. The enclosed proxy card shows the number of shares you can vote. We will hold the annual meeting if the holders of a majority of the shares of the common stock entitled to vote either sign and return their proxy cards or attend the meeting in person.

   The Trust Department of Community Banks, as sole trustee, holds 43,637 shares of CTY common stock. The Trust Department may vote these shares at the annual meeting.

   As of the Record Date, management of CTY beneficially owned a total of 1,468,633 shares of CTY common stock.

WHAT VOTE IS REQUIRED?

   All matters to be voted on at the annual meeting, including election of directors, must be approved by the holders of a majority of the shares of common stock entitled to vote.

WHAT IF OTHER MATTERS COME UP AT THE ANNUAL MEETING?

   The matters described in this proxy statement are the only matters we know will be voted on at the meeting. If other matters are properly presented at the annual meeting, the proxyholder named in the enclosed proxy card will vote your shares as they see fit.

HOW ARE VOTES COUNTED?

   Our transfer agent counts all votes cast by proxy before the annual meeting. Our judge of election will manually count all votes which are cast in person or by proxy at the annual meeting.

   Voting is an important right of shareholders. If you abstain or otherwise fail to cast a vote on any matter, the abstention or failure is not a vote and will not be counted. Broker non-votes will also not be counted.

HOW DO I VOTE?

   Refer to the voting instructions on the proxy card. You may vote either by completing and returning the enclosed proxy card, by telephone or by appearing in person at the annual meeting. We encourage you to return the proxy card or to vote by telephone, to ensure that your vote is counted. However, you may attend the meeting and vote in person whether or not you have previously returned a proxy card or voted by telephone.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD OR VOTE BY TELEPHONE?

   Yes. At any time before the vote on a proposal, you can change your vote either by:

   .  giving CTY's secretary a written notice revoking your proxy card;

  .signing, dating and returning to us a new proxy card; or

  .placing a second telephone vote.

   We will honor the proxy card or the telephone vote with the latest date.

CAN I VOTE IN PERSON AT THE ANNUAL MEETING?

   Yes. We encourage you to complete and return the proxy card to ensure that your vote is counted. However, you may attend the meeting and vote in person whether or not you have previously returned a proxy card.

                         ELECTION OF DIRECTORS OF CTY

   With respect to electing directors, CTY's bylaws provide as follows:

  .the board of directors will consist of not less than five nor more than 25 directors;

  .there will be four classes of directors, as nearly equal in number as possible;

  .  each class will be elected for a term of four years; and

  . each class will be elected in a separate election, so that the term of office of one class of directors will expire in each year.

   At the annual meeting, we will nominate the three persons named in this proxy statement as Class C Directors. Although we do not know of any reason why any of these nominees might not be able to serve, we will propose a substitute nominee if any nominee is not available for election.

   Shareholders also can nominate persons to be directors. If you want to nominate someone, you must deliver or mail a notice to the secretary of CTY not less than 45 days prior to the date of the annual meeting. Your notice must state your name and residence address and the number of shares of CTY which you own. Your notice must also contain the following information on each proposed nominee:

  .  the name, address and age of the nominee;

  .  the principal occupation of the nominee;

  .  the number of shares of CTY common stock owned by the nominee; and

  . the total number of shares that, to your knowledge, will be voted for the nominee.

   If you do not follow this procedure, the Chairman of the meeting will disregard your nominations and the judge of election will disregard any votes cast for your nominees.

   The proxyholder named in the proxy card intends to vote for the election of the three persons listed as Class C Directors to serve until the 2006 annual meeting. Unless you indicate otherwise, your proxy will be voted in favor of the election of those nominees. Each nominee for the position of Class C Director is currently a director of CTY.

   The following table shows the name and age of each nominee and the current directors in each class. The table also shows the following information on each nominee and director:

  . business experience, including principal occupation for the past five years;

  .  the period during which he or she has served as a director of CTY; and

  . the number and percentage of outstanding shares of common stock of CTY which he or she beneficially owned as of the Record Date.

                                DIRECTORS OF CTY

                BUSINESS EXPERIENCE,                    AMOUNT AND
                INCLUDING PRINCIPAL                      NATURE OF   PERCENTAGE OF
                OCCUPATION FOR THE           DIRECTOR   BENEFICIAL    OUTSTANDING
NAME AND AGE    PAST FIVE YEARS              SINCE (1) OWNERSHIP (2)  STOCK OWNED
------------    --------------------         --------- ------------- -------------
CLASS C DI-
 RECTORS:
To be elected for a four-year term ending
 in 2006:
Kenneth L.
 Deibler.....   Self-Employed                  1966        39,133(3)       *
Age 79          Insurance Broker,
                Elizabethville, PA
Allen
 Shaffer.....   Attorney-at-Law,               1961       147,681(4)     1.68
Age 76          Millersburg and
                Harrisburg, PA
Earl L.
 Mummert.....   Consulting Actuary             1998        32,958(5)       *
Age 57          Conrad M. Siegel, Inc.
                Harrisburg, PA
CLASS B DI-
 RECTORS:
To continue in office until 2005:
Thomas W.
 Long........   Partner, Millersburg           1981        13,122(6)       *
Age 72          Hardware Co.,
                Millersburg, PA
Donald L.
 Miller......   President, Miller              1981       103,449(3)     1.17
Age 72          Bros. Dairy,
                Millersburg, PA
Samuel E.
 Cooper......   Retired Superintendent,        1992         4,204(3)       *
Age 68          Warrior Run School
                District
Eddie L.
 Dunklebarger.  Chairman/President/CEO of      1998       175,599(7)     1.97
Age 48          CTY and President/CEO of
                Community Banks
                Prior to March 31, 1998 -
                President/CEO of PSB
CLASS A DI-
 RECTORS:
To continue in office until 2004:
Thomas L.
 Miller......   Retired Chairman and           1966        70,110(8)       *
Age 69          CEO of CTY, and Retired
                Chairman, President and
                CEO of CBNA
James A.
 Ulsh........   Attorney-at-Law,               1977        20,472(3)       *
Age 55          Mette, Evans & Woodside,
                Harrisburg, PA
Ronald E.
 Boyer.......   President, Alvord-Polk, Inc.   1981        29,683(9)       *
Age 64          (manufacturer of cutting
                tools), Millersburg, PA

             BUSINESS EXPERIENCE,                    AMOUNT AND
             INCLUDING PRINCIPAL                     NATURE OF     PERCENTAGE OF
NAME AND     OCCUPATION FOR THE           DIRECTOR   BENEFICIAL     OUTSTANDING
AGE          PAST FIVE YEARS              SINCE (1) OWNERSHIP (2)   STOCK OWNED
--------     --------------------         --------  ------------   -------------
Peter
 DeSoto...   CEO, J.T. Walker               1981         52,705(3)       *
Age 62       Industries, Inc.
             (manufacturer of
             metal products),
             Elizabethville, PA
CLASS D
 DIRECTORS:
To continue in office until 2003:
Robert W.
 Rissinger.  Secretary/Treasurer            1968     290,325(10)       3.30
Age 75       Alvord-Polk, Inc.
             Engle Rissinger Auto Group
John W.
 Taylor,
 Jr.......   President,                     1998      26,040(11)         *
Age 71       Air Brake & Power
             Equipment Co.
Wayne H.
 Mummert..   Retired U.S. Postal Service/   1998      74,364(12)         *
Age 68       Farmer

--------
*  Less than 1%.
(1) Includes service as a director of Community Banks, a wholly-owned subsidiary of CTY, prior to 1983 and service as a director of CTY after 1983.
(2) The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission. Accordingly, they may include securities owned by or for, among others, the wife and/or minor children of the individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire under outstanding stock options within 60 days after February 28, 2002. Beneficial ownership may be disclaimed as to certain of the securities.
(3) Includes options to acquire 1,575 shares.
(4) Includes 94,500 shares owned by the Polk Foundation of which Mr. Shaffer is chairman and holds voting and investment power for the shares, and options to acquire 1,575 shares.
(5) Includes 13,215 shares held in Mr. Mummert's IRA and options to acquire 3,894 shares.
(6) Includes options to acquire 525 shares.
(7) Includes 373 shares owned by Mr. Dunklebarger's wife, 11,974 shares owned by Mr. Dunklebarger's children, 13,060 shares in his 401(k) Plan, 10,026 shares in his IRA, 1,448 shares held in an ESPP, and options to acquire 95,651 shares.
(8) Includes 985 shares held in Mr. Miller's IRA and options to acquire 27,321 shares.
(9) Includes 8,020 shares owned by Alvord Polk Tool Co., Inc. the stock of which is held 50% by Robert Rissinger and 50% by Ronald Boyer, 630 shares held by Mr. Boyer's wife, and options to acquire 1,575 shares.
(10) Includes 8,020 shares owned by Alvord Polk Tool Co., Inc. the stock of which is held 50% by Robert Rissinger and 50% by Ronald Boyer. Also includes 17,873 shares owned by Engle Ford, Inc., 50,473 shares owned by Mr. Rissinger's wife, 12,244 shares owned by the Engle Ford, Inc. Profit Sharing Plan, 90,486 shares held by Mr. Rissinger's IRA, and options to acquire 1,575 shares.
(11) Includes 1,399 shares owned by Mr. Taylor's wife, 1,000 shares held in Mr. Taylor's IRA, and options to acquire 1,575 shares.
(12) Includes 16,671 shares held by Mr. Mummert's wife and options to acquire 3,894 shares.

   None of the directors or nominee directors are directors of other companies with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

   The following table shows all shares owned beneficially by all directors and executive officers of CTY as a group:

                                AMOUNT AND NATURE OF
                             BENEFICIAL OWNERSHIP(1)(2)
                             ------------------------------------
       TITLE OF CLASS         DIRECT             INDIRECT(3)           PERCENT OF CLASS
       --------------        ---------           -----------           ----------------
       Common                1,174,175             294,458                  16.17%

--------
(1) See footnote 2 on page 5.
(2) Included in these totals are shares held by director emeriti of the Corporation as follows:
  Leon E. Kocher--32,540 shares which includes 14,241 shares held by Mr. Kocher's wife, and options to acquire 1,050 shares.
  Ray N. Leidich--79,683 shares which includes 39,054 shares held by Mr. Leidich's wife, and options to acquire 1,575 shares.
  Ernest L. Lowe--65,947 shares which includes 219 shares held by Mr. Lowe's wife, 463 shares held in a 401K, 1,742 shares held by Mr. Lowe's IRA, and options to acquire 28,919 shares.
   Joseph J. Monahan--21,651 shares.
  Harry B. Nell--39,112 shares which includes 998 shares held by Mr. Nell's wife, and options to acquire 3,369 shares.
(3) The 8,020 shares owned by Alvord-Polk, Inc. are counted only once in this total. Alvord-Polk, Inc. is 50% owned by Robert W. Rissinger and 50% owned by Ronald E. Boyer. Thus, these shares are indicated above as being beneficially owned by both Mr. Rissinger and Mr. Boyer.

                               MANAGEMENT OF CTY

EXECUTIVE OFFICERS

   The following table sets forth the executive officers of CTY (as determined in accordance with the rules and regulations of the Securities and Exchange Commission), their ages, their positions with CTY, their business backgrounds and the beneficial ownership of Common Stock of CTY by each of such persons. Share information is stated as of February 28, 2002. In addition to the officers named in the table, Donald F. Holt became the Executive Vice President and Chief Financial Officer of CTY and Community Banks on December 31, 2001. Mr. Holt was employed by Keystone Financial, Inc. as its Senior Vice President and Controller from 1987-1998 and as Executive Vice President and Chief Financial Officer from 1999-2000. During 2001, Mr. Holt served as Vice President of Finance and Administration of the Pennsylvania Chamber of Business and Industry.

                           EXECUTIVE OFFICERS OF CTY

                                                                 AMOUNT AND NATURE OF     PERCENTAGE OF
NAME AND AGE             TITLE                                  BENEFICIAL OWNERSHIP(1) OUTSTANDING STOCK
------------             -----                                  ----------------------- -----------------
Eddie L. Dunklebarger... Chairman, President and Chief                  175,599               1.97
Age 48                   Executive Officer(2)
Ernest L. Lowe.......... Retired(3)                                      65,947                  *
Age 65
Robert W. Lawley........ Executive Vice-President/Operations(4)          17,251                  *
Age 47
Terry L. Burrows........ Senior Vice-President/Director                  36,551                  *
Age 53                   Risk Management(5)
Anthony N. Leo.......... Executive Vice-President/Financial              20,029                  *
Age 41                   Services and Administration(6)
Jeffrey M. Seibert...... Executive Vice-President/                       58,822                  *
Age 42                   Banking Services(7)

--------
*  Less than 1%.
(1) Includes currently exercisable options to acquire shares of CTY.
(2) Mr. Dunklebarger has held this position since 1998. Prior to that time, Mr. Dunklebarger was President and CEO of PSB.
(3) Mr. Lowe was chairman of CTY from 1998 until October 5, 2001, when he retired. Prior to 1998, Mr. Lowe was President of CTY and an executive vice president of Community Banks, N.A., predecessor of Community Banks.
(4) Mr. Lawley has been an executive vice president since 1984.
(5) Mr. Burrows was an executive vice president from 1984 to 2001. Mr. Burrows's position has changed to Senior Vice President and Director of Risk Management.
(6) Mr. Leo has been an executive vice president since 1998, when the Peoples State Bank was acquired by CTY. Prior to that time, Mr. Leo was an executive vice president of PSB.
(7) Mr. Seibert has been an executive vice president since 1998, when PSB was acquired by CTY. Prior to that time, Mr. Seibert was an executive vice president of PSB.

         BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   Members of the Compensation Committee as of December 31, 2001 were, Robert
W. Rissinger, Earl L. Mummert, Peter DeSoto, John W. Taylor, Jr. and Donald L. Miller. None of these committee members have been officers or employees of CTY or any of its subsidiaries at any time. Earl L. Mummert is a consulting actuary with Conrad M. Seigel, Inc. which provides actuarial services for CTY.

   Through our executive compensation policy, we seek to achieve the following goals in determining compensation of our executive officers:

  . integrate compensation with CTY and Community Banks annual and long-term performance goals;

  .  reward exceptional performance;

  .  recognize individual initiative and achievements;

  .  attract and retain qualified executives;

  . provide compensation packages competitive with those offered by other similar bank holding companies and banks; and

  .  encourage stock ownership by executive officers.

   The Compensation Committee considers a variety of criteria in evaluating and establishing compensation. Among other things, the Compensation Committee considers and compares information reported in SNL Securities Bank Performance Report and the SNL Executive Compensation Review for Commercial Banks in evaluating executive compensation.

   The Compensation Committee believes that compensation for CTY's executive officers can best be accomplished through a combination of techniques, including:

  .  salary;

  .  the CTY Bonus Plan;

  .  the Long-Term Incentive Plan; and

  .  appropriate fringe benefits.

CTY BONUS PLAN

   We maintain a Bonus Plan for the executive officers of CTY and its subsidiaries. Pursuant to this plan, a certain percentage of net income is placed in a bonus pool. Bonuses paid to the executive officers are determined by the Compensation Committee pursuant to guidelines established by the Committee. The guidelines are based upon the level of net income CTY achieves during the year. The remainder of the bonus pool is distributed to other officers of CTY or its subsidiaries. The Compensation Committee delegates to the Chief Executive Officer the distribution of the remainder of the bonus pool. In 2001, Eddie L. Dunklebarger, Chief Executive Officer, and Ernest L. Lowe, who was Chairman until October, 2001, received bonuses of $108,000 and $168,000, respectively. The total amount of bonuses paid to all executive officers, including those amounts paid to Mr. Dunklebarger and Mr. Lowe, was $410,000.

LONG-TERM INCENTIVE PLAN

   In 1998, we adopted a Long-Term Incentive Plan. Under the plan, we can issue incentive stock options, stock appreciation rights, and non-qualified stock options. The Compensation Committee believes that stock ownership by management helps align management's interests with the interests of the shareholders in enhancing and increasing the value of CTY common stock. The Compensation Committee considers the same criteria in awarding stock options that it considers in making other compensation decisions.

EMPLOYMENT AGREEMENTS

   We have entered into employment agreements with our executive officers. Following is a summary of those agreements.

 MR. DUNKLEBARGER AND MR. LOWE

   Mr. Dunklebarger's employment agreement provides that he is employed for a period of five (5) years beginning March 31, 1998. Upon the expiration of the third year of the initial five-year term, and upon the expiration of each additional year of employment, Mr. Dunklebarger's employment automatically extends for an additional year (resulting in successive three-year terms) unless, no later than ninety (90) days prior to the expiration date, either the Board of Directors of CTY or Mr. Dunklebarger gives written notification to the other of its/his intent not to renew the employment agreement. The agreement also provides that Mr. Dunklebarger will be paid 120% of his salary for the remainder of the term of the agreement, in the event that he terminates his employment for certain reasons, such as a reassignment of duties, a reduction in compensation, CTY's breach of the agreement or the removal of Mr. Dunklebarger from his current positions. If Mr. Dunklebarger terminates his employment as the result of a change of control, he is entitled to a lump-sum payment of the total amount of salary which he would have received for the remainder of the term of the agreement.

   Mr. Lowe also had an employment agreement, pursuant to which he was eligible to be employed for a period of three (3) years beginning March 31, 1998, but Mr. Lowe resigned on October 5, 2001.

   Pursuant to their agreements, Mr. Dunklebarger and Mr. Lowe each received an initial annual salary of $190,000. Mr. Dunklebarger's salary is subject to increase as the Compensation Committee and the Board of Directors deem appropriate. For a period of two (2) years (beginning with calendar year
1998), Mr. Dunklebarger and Mr. Lowe each received a bonus equal to the greater of (i) $50,000, or (ii) any bonus to which he would be entitled to as a participant in CTY's executive bonus plan. Going forward, Mr. Dunklebarger will participate in CTY's executive bonus plan. Additionally, Mr. Dunklebarger is entitled to participate in or receive benefits under all CTY employment benefit plans, including the right to receive options for at least 6,000 shares of CTY Common Stock (to be adjusted for stock splits and stock dividends), per year, under CTY's existing stock option plan. Mr. Dunklebarger is also entitled to other benefits and perquisites as CTY's Board of Directors deems appropriate.

 MSSRS. LAWLEY, LEO, SEIBERT AND BURROWS

   The agreements with Robert W. Lawley, Anthony N. Leo and Jeffrey M. Seibert generally provide that they are employed for rolling terms of two (2) years. On each anniversary date of the agreements, the term of the agreements automatically renews and is extended for an additional one-year period unless either party has provided the other party with notice of intent not to renew within sixty (60) days before the anniversary date. The agreements also provide that if the employee's employment is terminated pursuant to a change in control, as defined in the agreements, the employee may receive an amount equal to salary to which the employee would be entitled to be paid between the date of termination and the end of the remaining term of the agreement.
Terry Burrows had a similar agreement, which was amended on January 25, 2002 to remove the 2-year term and to make certain other changes.

EXECUTIVE COMPENSATION

   The Compensation Committee seeks to attract and retain qualified executive officers by offering compensation competitive with that offered by similar bank holding companies. The Compensation Committee considers objective and subjective criteria. Among other things, the Committee considers data from the SNL Executive Compensation Review. The SNL Executive Compensation Review helps the Committee compare

CTY's executive compensation to that of a peer group of 14 Pennsylvania bank holding companies with assets between $300,000,000 and $1,350,000,000. The SNL Executive Compensation Review compares:

  .  asset size;

  .  return on assets;

  . the salaries of the chief executive officer and other executive officers;

  .  return on average assets; and

  .  return on average equity.

   The Compensation Committee also considers the performance of CTY common stock on the American Stock Exchange, particularly compared with the performance of the stock of other comparable bank holding companies.

   The Compensation Committee does not make its recommendations based solely on corporate performance. The Committee also considers subjective factors. However, the Committee considers peer group information and corporate performance to be significant factors in determining executive compensation.

 EDDIE L. DUNKLEBARGER--PRESIDENT AND CEO OF CTY AND COMMUNITY BANKS

   For 2001, Mr. Dunklebarger received an annual salary of $265,000. He was also a participant in the CTY Long Term Incentive Plan and the CTY Bonus Plan. Mr. Dunklebarger received a bonus of $108,000, based on 2000 performance. Pursuant to the CTY Long Term Incentive Plan, Mr. Dunklebarger received stock options to purchase 20,000 shares of CTY common stock at an exercise price of $26.40 per share. These options, granted in December of 2001, were based on 2001 performance.

 ERNEST L. LOWE--FORMER CHAIRMAN OF CTY, COMMUNITY BANKS, N.A. AND THE PEOPLES STATE BANK

   For 2001, Mr. Lowe received an annual salary of $169,519. Mr. Lowe received a bonus of $168,000, based on 2000 and 2001 performance.

 OTHER EXECUTIVE OFFICERS

   With respect to the compensation of CTY's other executive officers, the Compensation Committee considers information provided by the Chief Executive Officer about each executive officer including:

  . level of individual performance; contribution to the consolidated organization; and

   .  salary history.

   The Compensation Committee also considers:

  .  the earnings of CTY on a consolidated basis;

  .  the peer group compensation information discussed above;

  .  individual performance factors; and

  . its subjective evaluation of the services provided by each executive officer.

   You can see the compensation paid to CTY's other executive officers in the
Summary Compensation Table on page    of this proxy statement.

   This report is given by the Compensation Committee, consisting of Robert W. Rissinger, Peter DeSoto, Earl L. Mummert, John W. Taylor, Jr., and Donald L. Miller.

STOCK PERFORMANCE GRAPH

   The following graph shows the yearly percentage change in CTY's cumulative total shareholder return on its common stock from December 31, 1996 to December 31, 2001 compared with the cumulative total return of the AMEX Stock Market (US Companies) and a self-determined peer group consisting of 12 bank holding companies. The bank holding companies in the peer group are Bryn Mawr Bank Corp., Comm Bancorp, Inc., F & M Bancorp MD, First Colonial Group, Inc., Harleysville National Corp., National Penn Bancshares, Inc., Omega Financial Corp., Patriot Bank Corp., Promistar Financial Corp., S & T Bancorp, Inc., Sterling Financial Corp., and Sun Bancorp, Inc. CTY selected these companies because they conduct a community banking business in similar markets and they are similar to CTY in asset size and market capitalization.



                    [STOCK PERFORMANCE GRAPH APPEARS HERE]



CRSP Total Returns Index for:   12/1996 12/1997 12/1998 12/1999 12/2000 12/2001
-----------------------------   ------- ------- ------- ------- ------- -------
Community Banks, Inc.             100.0   173.7   159.8   157.3   152.8   217.4
AMEX Stock Market (US Companies)  100.0   125.3   134.5   176.8   165.7   150.8
Self-Determined Peer Group        100.0   161.3   170.4   152.7   135.3   176.4

                                    Notes:

A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.

B. The indexes are reweighted daily, using the market capitalization on the previous trading day.

C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceeding trading day is used.

D. The index level for all series was set to $100.00 on 12/31/1996.

CASH COMPENSATION

   The following Summary Compensation Table shows the annual salary and other compensation for our executive officers for the last three years.

                          SUMMARY COMPENSATION TABLE

                                                                    LONG TERM COMPENSATION
                                                             -------------------------------------
                                  ANNUAL COMPENSATION(1)         AWARDS(2)
                                  -------------------------  ------------------
                                                                                    ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR  SALARY ($)    BONUS($)    OPTIONS/SARS(3)(#) COMPENSATION(4)($)
---------------------------  ---- ------------  -----------  ------------------ ------------------
Eddie L. Dunklebarger...     2001      265,000      108,000        20,000             19,000
President & CEO of CTY       2000      235,000      113,000        15,750             48,072
and Community Banks(5)       1999      205,033       50,000        16,538             55,732
Ernest L. Lowe..........     2001      169,519      168,000             0            167,631
Chairman of CTY, CBNA        2000      215,000      113,000        10,500            258,992
and PSB(6)                   1999      205,000       50,000        11,025            103,100
Robert W. Lawley........     2001      119,500       33,500         6,000             23,932
Executive Vice-Presi-
 dent/                       2000      112,350       37,500         5,250             36,392
Operations                   1999      107,000       25,137         5,513             18,297
Terry L. Burrows........     2001      109,000       33,500         4,000             27,857
Senior Vice-
 President/Director          2000      103,000       37,500         5,250             36,392
Risk Management              1999       98,000       25,137         5,513             18,297
Jeffrey M. Seibert......     2001      113,500       33,500         6,000             11,760
Executive Vice-Presi-
 dent/                       2000      106,000       37,500         5,250             19,994
Banking Services             1999      100,800       25,000         5,513             19,223
Anthony N. Leo..........     2001      113,500       33,500         6,000             11,760
Executive Vice-Presi-
 dent/                       2000      106,000       37,500         5,250             26,484
Financial Services and       1999      100,800       25,000         5,513             26,361
Administration

--------
(1) The total personal benefits provided by CTY and its subsidiaries for any executive officer, individually, or all executive officers as a group did not exceed the lesser of $50,000 or 10% of the salary and bonus of the officer for any of the years shown. This does not include benefits that are available to all salaried officers, directors and employees on a non-discriminatory basis.
(2) CTY has not issued any restricted stock awards to any executive officer. Additionally, CTY does not maintain any Long-Term Incentive Plan other than a stock option plan, and grants to executive officers pursuant to that plan are reported in the Stock Option Grant Table.
(3) When appropriate, stock options shown above have been adjusted for subsequent stock dividends and stock splits.
(4) "All other compensation" includes the following:
  Mr. Dunklebarger--Director fees of $5,400 for 2001, $5,400 for 2000, and $4,800 in 1999; employer contributions to the CTY 401(k) Plan of $13,600 in 2001, $13,600 in 2000, and $14,354 in 1999; SERP accruals of $29,072 in
  2000 and $26,978 in 1999.
  Mr. Lowe--Director fees of $4,050 for 2001, $5,400 for 2000, and $5,400 for 1999; employer contributions to the CTY 401(k) Plan of $13,600 in 2001, $13,600 in 2000 and $12,800 in 1999; SERP accruals of $148,631 in 2001,
  $239,992 in 2000 and $84,900 in 1999.
  Mr. Lawley--Employer contributions to the CTY 401(k) Plan of $12,240 in 2001, $13,058 in 2000 and $10,714 in 1999; SERP accruals of $11,692 in
  2001, $18,939 in 2000 and $6,700 in 1999.
  Mr. Burrows--Employer contributions to the CTY 401(k) Plan of $11,400 in 2001, $12,647 in 2000 and $9,897 in 1999; SERP accruals of $16,457 in 2001,
  $23,745 in 2000 and $8,400 in 1999.

  Mr. Seibert--Employer contributions to the CTY 401(k) Plan of $11,760 in 2001, $11,480 in 2000, and $11,322 in 1999; SERP accruals of $8,514 in 2000 and $7,901 in 1999.
  Mr. Leo--Employer contributions to the CTY 401(k) Plan of $11,760 in 2001, $11,480 in 2000, and $11,925 in 1999; SERP accruals of $7,804 in 2000 and
  $7,236 in 1999; car allowance of $7,200 in 1999, 2000 and 2001.
(5) Effective at the close of business on December 31, 2001, CTY's two bank subsidiaries--Community Banks, N.A. and The Peoples State Bank--merged to form a single bank named Community Banks.
(6) Mr. Lowe retired on October 5, 2001.

STOCK OPTIONS

   In 1998, the shareholders of CTY adopted the CTY Long-Term Incentive Plan. This plan allows us to issue awards to key officers of CTY. Awards may be made in the form of incentive stock options (ISOs), nonqualified stock options (NQSOs) and stock appreciation rights (SARs).

INCENTIVE STOCK OPTIONS

   The Internal Revenue Code requires all ISOs to be granted at a price not less than 100% of the fair market value of CTY common stock on the date the ISO is granted. ISOs are not transferable, except upon death by will or descent and distribution, and may not have a term of exercise longer than ten years. In addition, no ISO may be exercised for a period of at least six months after the ISO is granted. In December, 2001, Eddie L. Dunklebarger was granted 5,367 ISOs.

   The plan requires adjustment of the options to reflect changes in the number of outstanding shares caused by events such as the declaration and payment of a stock dividend. Consequently, the option price of and number of shares subject to all ISOs granted has been adjusted each time a stock dividend has been declared and paid.

NONQUALIFIED STOCK OPTIONS (NQSO)

   NQSOs may or may not have a vesting schedule, depending on the terms of the grant as determined by the Committee administering the plan. Although tax treatment of ISOs and NQSOs may differ, the plan imposes the same general conditions and restrictions on NQSOs as it does on ISOs. These conditions are described above. In December, 2001, Eddie L. Dunklebarger was granted 14,633 NQSOs.

   To date, all NQSOs granted have an option price equal to the fair market value of CTY common stock on the date the NQSO was granted.

STOCK OPTION GRANTS

   The following table shows:

  .  the number of stock options granted to executive officers in 2001;

  . the percentage which the executive's options bears in relation to the total options granted to all key employees during the year;

  .  the option price;

  .  the expiration of the option; and

  . the potential realizable value of the options assuming certain rates of stock appreciation:

                    STOCK OPTION GRANTS IN LAST FISCAL YEAR

                                                                                POTENTIAL REALIZABLE
                                                                                  VALUE AT ASSUMED
                                                                                  ANNUAL RATES OF
                                                                                    STOCK PRICE
                                                                                  APPRECIATION FOR
                                      INDIVIDUAL GRANTS                             OPTION TERM
                         -------------------------------------------            --------------------
                                               % OF TOTAL
                                              OPTIONS/SARS
                         NUMBER OF SECURITIES  GRANTED TO  EXERCISE
                              UNDERLYING       EMPLOYEES    OR BASE
                         OPTIONS/SARS GRANTED  IN FISCAL     PRICE   EXPIRATION
NAME                             (#)              YEAR     ($/SH)(1)    DATE    5% ($)(2) 10% ($)(2)
----                     -------------------- ------------ --------- ---------- --------- ----------
Eddie L. Dunklebarger...        20,000           19.90%     $26.40   12/6/2011  $332,640   $839,520
Ernest L. Lowe..........             0             --          --          --        --         --
Robert W. Lawley........         6,000            5.97%     $26.40   12/6/2011  $ 99,792   $251,856
Terry L. Burrows........         4,000            3.98%     $26.40   12/6/2011  $ 66,528   $167,904
Anthony N. Leo..........         6,000            5.97%     $26.40   12/6/2011  $ 99,792   $251,856
Jeffrey M. Seibert......         6,000            5.97%     $26.40   12/6/2011  $ 99,792   $251,856

--------
(1) Options were granted in December, 2001, each with an exercise price of $26.40 per share. The option prices in all events equal the fair market value of CTY common stock on the date of the grant. The options granted in December, 2001 were for the year 2001.
(2) Applicable SEC regulations require us to disclose the potential appreciation in options granted to executive officers, assuming annualized rates of stock price appreciation of 5% and 10% over the term of the option. Appreciation is determined as of the expiration date of the option. The figures shown above assume 5% and 10% rates of appreciation on an annual basis, with annual compounding of the appreciation rate, beginning with the original option price of $26.40.

STOCK OPTION EXERCISES

   The following table shows:

  (1) all options exercised by each executive officer of CTY during 2001;

  (2) the number of shares acquired on exercise;

  (3) the value realized by the executive officer upon exercise; and

  (4) the number of exercisable and un-exercisable options outstanding for each executive officer, and the value of those options, as of December 31, 2001:

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                                                                   VALUE OF
                                                               NUMBER OF         UNEXERCISED
                                                              UNEXERCISED        IN-THE-MONEY
                                                              OPTIONS/SARS     OPTIONS/SARS AT
                                                             AT FY-END (#)        FY-END ($)
                         SHARES ACQUIRED                      EXERCISABLE/       EXERCISABLE/
NAME                     ON EXERCISE (#) VALUE REALIZED ($) UNEXERCISABLE(1) UNEXERCISABLE(1),(2)
----                     --------------- ------------------ ---------------- --------------------
Eddie L. Dunklebarger ..      5,000           70,100.00      100,651/37,976   1,201,903/139,089
Ernest L. Lowe(3).......     20,376          192,269.75        28,919/8,524      185,914/65,386
Robert W. Lawley........      6,258           99,470.91       17,165/16,345      171,009/77,813
Terry L. Burrows........      1,727           23,735.24       10,453/14,345       75,365/77,423
Anthony N. Leo..........        --                  --        13,767/16,184       87,630/76,089
Jeffrey M. Seibert......        --                  --        34,045/15,824      438,159/76,089

--------
(1) All options granted through December 31, 2001 are reported. Exercisable options are fully vested. Options which will vest in the future are reported as unexercisable.

(2) The dollar values shown above were calculated by determining the difference between the closing trading price of CTY common stock at December 31, 2001, which was $27.00 per share, and the option price of each option as of December 31, 2001.
(3) Mr. Lowe retired on October 5, 2001.

PENSION PLAN

   Community Banks maintains a pension plan for some of its employees. Employees hired prior to December 31, 1998 became participants in the pension plan on January 1 or July 1 after completing one year of service (12 continuous months and 1,000 hours worked) and reaching age 21. The cost of the pension is actuarially determined and paid by Community Banks. The amount of monthly pension is equal to 1.15% of average monthly pay, plus .60% of average monthly pay in excess of $650, multiplied by the number of years of service completed by an employee. The years of service for the additional portion are limited to a maximum of 37. Average monthly pay is based upon the 5 consecutive plan years of highest pay in the last 10 years. The maximum amount of annual compensation used in determining retirement benefits is $170,000. A participant is eligible for early retirement after reaching age 60 and completing five years of service. The early retirement benefit is the actuarial equivalent of the pension accrued to the date of early retirement. As of December 31, 2001, the following executive officers have been credited with the following years of service: Ernest L. Lowe-- 17 years of service, Robert W. Lawley--26 years of service, and Terry L. Burrows--28 years of service.

   In 1999, the Board of Directors amended the plan so that pension benefits will be offset by employer contributions to the CTY 401(k) Plan. Employees hired after December 31, 1998 are not eligible to participate in the pension plan. The amount shown on the following table assumes an annual retirement benefit for an employee who chose a straight life annuity and who will retire at age 65. These amounts are not yet offset for the employer contribution in the 401(k) Plan.

                              PENSION PLAN TABLE

                                      YEARS OF SERVICE
                   -----------------------------------------------------------
   REMUNERATION      15        20        25        30         35         40
   ------------    -------   -------   -------   -------   --------   --------
     $ 35,000      $ 8,486   $11,314   $14,143   $16,971   $ 19,800   $ 22,138
       55,000      $13,736   $18,314   $22,893   $27,471   $ 32,050   $ 35,778
       75,000      $18,986   $25,314   $31,643   $37,971   $ 44,300   $ 49,418
       95,000      $24,236   $32,314   $40,393   $48,471   $ 56,550   $ 63,058
      115,000      $29,486   $39,314   $49,143   $58,971   $ 68,800   $ 76,698
      135,000      $34,736   $46,314   $57,893   $69,471   $ 81,050   $ 90,338
      150,000      $38,673   $51,564   $64,455   $77,346   $ 90,237   $100,568
      175,000      $43,923   $58,564   $73,205   $87,846   $102,487   $114,208
      200,000      $43,923   $58,564   $73,205   $87,846   $102,487   $114,208
      225,000      $43,923   $58,564   $73,205   $87,846   $102,487   $114,208
      250,000      $43,923   $58,564   $73,205   $87,846   $102,487   $114,208
      275,000      $43,923   $58,564   $73,205   $87,846   $102,487   $114,208

CTY 401(K) PROFIT SHARING PLAN

   Effective January 1, 2000, the previously existing PSB 401(k) Plan and CBNA 401(k) Plan were merged to create the CTY 401(k) Profit Sharing Plan for employees of CTY and its subsidiaries. Each employee is eligible to participate in the plan after they have completed six months of service and have reached their twenty-first birthday. The plan offers both immediate and future benefits to employees in the program. The plan was submitted to the Internal Revenue Service for favorable determination as a tax deferred retirement program.

   CTY allocates for participating accounts an annual amount based on CTY's earnings at the end of each calendar year. The amount allocated to an employee's account is based on the relationship of the employee's annual compensation to the total annual compensation paid by CTY to all employees participating in the plan. Subject to limitations of the plan and the trust under plan, an employee can receive a percentage (to be determined in the discretion of the Board of Directors) of his or her annual compensation as a contribution to the plan account each year. The monies allocated to each employee's account are held and invested by the trustee for the plan. Employees become fully vested in the plan after five years of service. Upon retirement, employees will be eligible to withdraw their vested interest in the plan according to the plan provisions. Should the participant become disabled or upon his or her death, the plan allows for other payment options. As a participant in the plan, the employee has the right to direct the investment of all of his or her funds. An employee may split his or her investment between two or more types of investments or instruct the administrator to place the entire amount in one investment account.

   In order to allow participants the opportunity to increase their retirement income, each participant may, at the discretion of the administrator, elect to voluntarily contribute no less than 1% and no more than 17% (subject to certain limitations) of his or her total compensation earned while a participant under the plan. The amounts in each participant's voluntary contribution account are fully vested at all times and are not subject to forfeiture for any reason. The normal retirement age under the plan is age 65.

COMMUNITY BANKS, N.A. / PEOPLES STATE BANK EXECUTIVE SURVIVOR INCOME
AGREEMENTS

   On June 1, 1994, Community Banks, N.A. entered into Survivor Income Agreements with Ernest L. Lowe, Robert W. Lawley, Terry L. Burrows, Lewis C. Bogle, and David E. Hawley. On February 5, 1999, The Peoples State Bank and CTY entered into similar agreements with Eddie L. Dunklebarger, Anthony N. Leo and Jeffrey M. Seibert. On December 31, 2001, Community Banks, N.A. and The Peoples State Bank merged to form one bank named Community Banks. For the purpose of describing the provisions of these agreements, Community Banks and its predecessors will each be referred to as the "Bank."

   In these agreements, the Bank promised to pay to each executive employee's designated beneficiary a survivor income benefit. The survivor's income benefit is payable only if the executive employee dies before terminating employment with the Bank and only to the extent that the Bank owns life insurance policies on the executive employee's life at the time of his or her death.

   The base death benefit is equal to the lesser of:

  (5) three times the executive employee's base salary for the calendar year in which the executive's death occurs; or

  (6) the amount of life insurance proceeds received by the Bank due to the executive's death.

   The base death benefit, however, will be increased by an amount equal to the death benefit multiplied by CTY's projected highest marginal federal income tax rate for the year in which the executive's death occurs. The survivor's income benefit will be paid in a lump sum within 60 days after the executive employee's death. These agreements are funded by life insurance policies on each executive employee's life.

   The life insurance policies are owned by the Bank, and are in place of each executive employee's participation in the Bank's group life insurance plan. A split dollar insurance agreement goes into effect after the executive employee reaches the age of 65, as long he has completed ten (10) years of service. Pursuant to the terms of the split dollar agreement, the executive employee has the right to designate the beneficiary of the death proceeds of the policy to the extent the proceeds exceed the cash surrender value of the policy on the date before the executive employee's death.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS

   CTY maintains Supplemental Executive Retirement Plans providing key man life insurance on the lives of certain executive employees. Pursuant to the plans, CTY has purchased key man life insurance policies with death benefits payable to CTY if an executive dies in the course of his employment with CTY, in initial net amounts of:

  .  $1,270,000 covering the life of Eddie L. Dunklebarger;

  .  $1,120,000 covering the life of Ernest L. Lowe;

  .  $912,000 covering the life of Robert W. Lawley;

  .  $679,500 covering the life of Terry L. Burrows;

  .  $575,000 covering the life of Anthony N. Leo; and

  .  $570,000 covering the life of Jeffrey M. Seibert.

   The plans also provide salary continuation benefits for the executives pursuant to Salary Continuation Agreements entered into between CTY and the executives. If the executive remains employed by CTY until he reaches age 62, then the executive will be entitled to salary continuation for twenty years after retirement. Pursuant to their respective agreements, the following individuals are entitled to the following amounts:

  .  Eddie L. Dunklebarger--$80,000 per year;

  .  Ernest L. Lowe--$45,000 per year;

  .  Anthony N. Leo--$40,000 per year;

  .  Jeffrey M. Seibert--$40,000 per year;

  .  Robert W. Lawley--$35,000 per year; and

  .  Terry L. Burrows--$25,000 per year.

   If the executive's employment with CTY is terminated before age 62, the executive will receive reduced benefits at age 62 in accordance with accrual of benefits schedules set forth in the respective agreements. Benefits will not be paid if an executive's employment is terminated for cause (as defined in the respective agreements). In the event of termination due to disability, CTY may elect to pay the accrued benefit immediately in a lump sum, discounted to present value. In the event that an executive is terminated after a change in control but prior to age 62, the executive will receive at age 62 his accrued benefit, plus an additional benefit equal to three years additional accrual in the case of Mr. Dunklebarger, and two years additional accrual in the cases of Mssrs. Leo, Seibert, Lawley and Burrows. If the executive dies prior to or during the benefit payment period, normal retirement benefits will be payable to the executive's beneficiaries beginning within one month after the executive's death.

DIRECTORS' COMPENSATION

 Attendance Fees

   In 2001, each CTY director received a quarterly fee of $750. Each outside director received a fee of $250 for each Board meeting attended. Each director who was not an executive officer also received $250 for each Committee meeting attended.

 Directors' Stock Option Plan

   In 2000, the shareholders of CTY approved the Directors' Stock Option Plan. The purpose of the Directors' Stock Option Plan is to attract and retain non-employee directors who have outstanding abilities. The plan enables the directors to purchase shares on terms which will give the directors a direct and continuing interest in the success of CTY. The price of the options must equal at least the fair market values of CTY shares on the date the options are granted. Directors may not exercise the options before the first anniversary of the option grant or a change of control in CTY, whichever first occurs. The options will expire in ten years, unless they are exercised.

   On December 6, 2001, CTY granted options to all non-employee directors, except emeritus directors, to purchase 500 shares at a price of $26.40 per share. Each non-employee member of the executive committee of the board was awarded options to purchase an additional 250 shares, and each chairman of a board committee received options to purchase an additional 250 shares.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Our directors and executive officers must file reports with the Securities and Exchange Commission indicating:

  .  the number of shares of CTY common stock they beneficially own; and

  .  changes in their beneficial ownership.

   One director, Allen Shaffer, filed a Form 4 report eleven days late. Otherwise, to the best of our knowledge, our directors and executive officers filed all required reports in 2001.

TRANSACTIONS WITH OFFICERS AND DIRECTORS

   During 2001, Community Banks had, and expects to have in the future, banking transactions in the ordinary course of business with directors, officers and principal shareholders of CTY and their associates on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the time for comparable transactions with other persons. Management believes that these loans present no more than the normal risk of collectibility or other unfavorable features.

   Allen Shaffer, a director of CTY, is an attorney with offices in Harrisburg and Millersburg, Pennsylvania, who has been retained in the last fiscal year by CTY and who CTY proposes to retain in the current fiscal year. James A. Ulsh, a director of CTY, is a shareholder/employee of the law firm of Mette, Evans & Woodside, Harrisburg, Pennsylvania, which CTY has retained in the last fiscal year and proposes to retain in the current fiscal year. Thomas J. Carlyon, an emeritus director of Community Banks, is an attorney in Hazleton, Pennsylvania, which CTY has retained in the last fiscal year and proposes to retain in the current fiscal year. Earl L. Mummert, a director of CTY, is an actuarial consultant with Conrad M. Siegel, Inc., Harrisburg, Pennsylvania, which provides actuarial services to CTY.

COMMITTEES OF THE BOARD OF DIRECTORS OF CTY

   The Board of Directors of CTY has established three (3) committees:

  .  the Audit Committee;

  .  the Executive Committee; and

  .  the Compensation Committee.

   We do not have a nomination committee but provide for the nomination of directors as described under "ELECTION OF DIRECTORS OF CTY" on page 2 of this proxy statement.

   The Board of Directors met six (6) times during 2001. All directors attended no fewer than 75% of the total number of meetings of the Board and committees on which he or she served, except Thomas W. Long and Peter DeSoto who attended 60% and 55% of the meetings, respectively.

AUDIT COMMITTEE

  MEMBERS: Ronald E. Boyer (Chairman), Kenneth L. Deibler, Samuel E. Cooper,
           Earl L. Mummert, Wayne H. Mummert

  MEETINGS:4

   The Board of Directors of CTY has established an Audit Committee of the Board. The general functions performed by the Audit Committee include supervising and recommending to the Board changes in audit procedures, recommending the hiring of outside auditors, reviewing the complete audit of the books and financial statements of CTY and its subsidiaries, reviewing and making recommendations to the Board regarding the internal auditor's report and the certified public accountants' audit report, reviewing examination reports by state and federal banking regulators, and the monitoring of risks, which includes reviewing the adequacy of internal controls and assessing the extent to which audit recommendations have been implemented.

   With respect to fiscal year 2001, the Audit Committee has reviewed and discussed the audited financial statements of CTY with management. Additionally, the Audit Committee has discussed with the independent auditors the matters to be required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented, has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence. Based on these discussions, the Audit Committee has recommended to the Board of Directors of Community that the audited financial statements be included in CTY's Annual Report on Form 10-K.

   All members of the Committee are independent directors of CTY, under the standards of the American Stock Exchange. A copy of the charter of the Audit Committee that has been adopted by CTY's Board of Directors was included in CTY's 2001 Proxy Statement as Appendix A.

  By: Ronald E. Boyer, Kenneth L. Deibler, Samuel E. Cooper, Earl L. Mummert, Wayne H. Mummert

EXECUTIVE COMMITTEE

  MEMBERS:        Robert W. Rissinger (Chairman)     Peter DeSoto
                  Allen Shaffer                      James A. Ulsh
                  Donald L. Miller                   John W. Taylor, Jr.
                  Earl L. Mummert                    Wayne H. Mummert
                  Thomas L. Miller                   Eddie L. Dunklebarger

  MEETINGS:       10

  FUNCTIONS:      .  Review policies and other items to be presented to the
                     Board; and

                  . Act on behalf of the Board between scheduled Board meetings as permitted by law.

COMPENSATION COMMITTEE

  MEMBERS:        Robert W. Rissinger                Peter DeSoto
                  Earl L. Mummert (Chairman)         Donald L. Miller
                  John W. Taylor, Jr.

  MEETINGS:       4

  FUNCTIONS:      .  Evaluate CTY's compensation policies and plans;

                  . Review and evaluate the individual performance of executive officers; and

                  . Make recommendations to the Board regarding the compensation of executive officers.

                                OTHER BUSINESS

   At the date of mailing of this proxy statement, we are not aware of any business to be presented at the annual meeting other than the proposals discussed above. If other proposals are properly brought before the meeting, any proxies returned to us will be voted as the proxyholder sees fit.

                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

   We have engaged PricewaterhouseCoopers, LLP as principal accountant to audit the financial statements of CTY for the year 2002. This firm has no material relationship with CTY and is considered to be well qualified. A representative of the firm is expected to be at the annual meeting and will have the opportunity to make a statement if he so desires and to respond to appropriate questions.

            FEES BILLED BY INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

   PricewaterhouseCoopers has billed the following fees for work relating to CTY's 2001 financial reports and condition. The Audit Committee has determined that the preparation of tax returns and the performance of other miscellaneous duties by PricewaterhouseCoopers is compatible with maintaining that firm's independence.

   AUDIT FEES (REVIEW OF CTY'S   FINANCIAL INFORMATION  ALL OTHER FEES (PREPARATION OF
   2001 ANNUAL REPORT AND 2001     SYSTEMS DESIGN AND   TAX RETURNS AND MISCELLANEOUS
           FORMS 10-Q)           IMPLEMENTATION FEES(1)            DUTIES)
   ---------------------------   ---------------------- ------------------------------
            $130,077                      $ 0                      $78,693

--------
(1) PricewaterhouseCoopers does not perform these services for us.

                            FORM 10-K ANNUAL REPORT

   YOU CAN OBTAIN A COPY OF THE CTY FORM 10-K ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2001 AT NO CHARGE BY WRITING TO:

                            DONALD F. HOLT, EVP/CFO
                             COMMUNITY BANKS, INC.
                                 P.O. BOX 350
                        MILLERSBURG, PENNSYLVANIA 17061

   Our Annual Report on Form 10-K for the year ended December 31, 2001, which we filed with the SEC, is incorporated in this proxy statement by reference. All information appearing in this proxy statement should be read together with, and is qualified in its entirety by, the information and financial statements (including notes) appearing in the Annual Report.

   Only one annual report and proxy statement is being delivered to shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders. We will deliver promptly, upon written or oral request, a separate copy of the annual report and proxy statement to a shareholder at a shared address to which single copies were sent. A shareholder can make a request by calling Donald F. Holt, Executive
Vice President and CFO at 717-920-1698, or by mailing a request to the above address.

                                RETURN OF PROXY

   You should sign, date and return the enclosed proxy card as soon as possible whether or not you plan to attend the meeting in person. If you wish to vote in person at the meeting, you may then withdraw your proxy.

                                     By order of the Board of Directors,

                                     /s/ Patricia E. Hoch

                                     Patricia E. Hoch
                                     Secretary
Millersburg, Pennsylvania
March 28, 2002

                             COMMUNITY BANKS, INC.

                        ANNUAL MEETING OF STOCKHOLDERS

                             Tuesday, May 7, 2002
                                10:00 a.m. (ET)

                             Four Points Sheraton
                              800 East Park Drive
                           Harrisburg, Pennsylvania




--------------------------------------------------------------------------------


                                     PROXY


                             COMMUNITY BANKS, INC.
                                 P.O. Box 350
                             Millersburg, PA 17061
                           Telephone: (717) 692-4781


               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                      DIRECTORS OF COMMUNITY BANKS, INC.


The undersigned hereby appoints Anthony N. Leo as Proxy, with the power to appoint his substitute, and authorizes him to represent and vote, as designated on the reverse side, all the shares of Common Stock of Community Banks, Inc. ("CTY") held of record by the undersigned on February 28, 2002 at the Annual Meeting of Shareholders to be held on May 7, 2002 or any adjournments thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION OR DIRECTION IS MADE, THEY WILL BE VOTED FOR THE ELECTION OF EACH CLASS C DIRECTOR, AND FOR ANY OTHER BUSINESS IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT. THIS PROXY MAY BE REVOKED PRIOR TO ITS EXERCISE. PLEASE RETURN THIS PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE IF YOU DO NOT VOTE BY TELEPHONE.


                     See reverse for voting instructions.

                                                                ----------------
                                                                 COMPANY #
                                                                 CONTROL #
                                                                ----------------
There are two ways to vote your Proxy

Your telephone vote authorizes the Named Proxy to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE -- TOLL FREE -- 1-800-240-6326 -- QUICK *** EASY *** IMMEDIATE

.. Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 noon (ET) on May 6, 2002.
.. You will be prompted to enter your 3-digit Company Number and your 7-digit
  Control Number which are located above.
.. Follow the simple instructions the voice provides you.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Community Banks, Inc., c/o Shareowner Services(SM), P.O. Box 64873, St. Paul, MN 55164-0873.




           If you vote by Phone, please do not mail your Proxy Card
                            . Please detach here .

-------                                                                                                                     -------
                                    The Board Of Directors Recommends a Vote FOR Items 1 and 2.

1. ELECTION OF           01 Kenneth L. Deibler                                   [_] Vote FOR           [_] Vote WITHHELD
   DIRECTORS             02 Allen Shaffer                                            all nominees           from all
   Class C:              03 Earl L. Mummert                                          (except as marked)     nominees

(Instructions: To withhold authority to vote for any indicated nominee,          ----------------------------------------------
write the number(s) of the nominee(s) in the box provided to the right.)
                                                                                 ----------------------------------------------

2. OTHER BUSINESS. Take action on other business
   which may properly come before the meeting.                                   [_]   For     [_]   Against     [_]   Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED
FOR EACH PROPOSAL.
---
Address Change? Mark Box       I/we plan to attend the Annual Meeting.
Indicate changes below:  [_]   (Check the box if attending this meeting)  [_]        Date _____________________________________


                                                                                 ----------------------------------------------


                                                                                 ----------------------------------------------

                                                                                 Signature(s) in Box
                                                                                 Please date and sign exactly as your name
                                                                                 appears hereon. When signing as an Attorney,
                                                                                 Executor, Administrator, Trustee or Guardian,
                                                                                 please give full title. If more than one
                                                                                 Trustee, all must sign. All joint owners must
                                                                                 sign.


-------                                                                                                                     -------

                                      A-2